July 23, 2008

                             MMA PRAXIS MUTUAL FUNDS

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2008

The Board of Directors of Pax World Money Market Fund, Inc. has determined that it is in the best interests of the fund and its shareholders to dissolve and liquidate the fund.

On or about August 15, 2008, the fund will cease sales of fund shares to new investors. Effective September 5, 2008 current and prospective shareholders will be able to invest in the MMA Praxis Money Market Account offered by ShoreBank.

Effective September 5, 2008 the following information supersedes and replaces the first paragraph of the section of the Prospectus entitled "Automatic investment plan" located on page 61 of the Prospectus:

You can make automatic investments in the Funds and the MMA Praxis Money Market Account (the "Money Market Account") from your bank account. Automatic investments can be as little as $50 (see above in the section entitled "Purchasing and adding to your shares" for more information about investment minimums).

The Money Market Account offered by ShoreBank is an FDIC-insured (up to certain limits) interest-bearing account with direct community development benefits. A Money Market Account is only available to individuals, trusts, and nonprofit organizations. You may open and maintain a Money Market Account at no charge, and take advantage of free check-writing (with a $250 minimum per check) and easy transfers by telephone to and from your MMA Praxis Fund account. Check-writing privileges are not available for retirement accounts. A Money Market Account investment is subject to certain terms and conditions. Please call 1-800-977-2947 or visit www.mmapraxis.com for more information. The rate of return for the Money Market Account will vary. The MMA Praxis Funds are not insured by the FDIC and are not affiliated with ShoreBank.

"Money Market Account" supersedes and replaces "Money Market Fund" in the second sentence of the section of the Prospectus entitled "Redemption Fee" located on page 67, the second sentence of the first paragraph of the section of the Prospectus entitled "Sales charge reductions" on page 73, and the first and last sentences of the first paragraph of the section of the prospectus entitled "Instructions for exchanging shares" on page 76 of the Prospectus.

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                                                                   July 23, 2008

                             MMA PRAXIS MUTUAL FUNDS

             SUPPLEMENT TO THE CLASS I PROSPECTUS DATED MAY 1, 2008

The Board of Directors of Pax World Money Market Fund, Inc. has determined that it is in the best interests of the fund and its shareholders to dissolve and liquidate the fund.

On or about August 15, 2008, the fund will cease sales of fund shares to new investors. Effective September 5, 2008 current and prospective shareholders will be able to invest in the MMA Praxis Money Market Account offered by ShoreBank.

The phrase "(excluding the MMA Praxis Money Market Account)" supersedes and replaces "(excluding the MMA Praxis Class of the Pax World Money Market Fund)" in the second sentence of the section of the Prospectus entitled "Redemption Fee" located on page 64.